Sentinel Georgia Municipal Bond Fund
Class A and Class I

Supplement dated June 28, 2007 to the Prospectus dated May 4, 2007

The paragraph titled “Disclosure of Portfolio Securities” on page 5 is deleted and replaced with the following:

Disclosure of Portfolio Securities
A description of each Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information. Each Fund’s month-end top ten holdings are posted at www.sentinelfunds.com under “Performance and Prices” with at least a 15-day lag.

The Average Annual Total Return table on page 10 is deleted and replaced with the following:

For the periods ended			Past 10 Years/
December 31, 2006	Past One Year	Past 5 Years	Since Inception
Return Before Taxes: Class A	-1.54	2.78	3.27[4]
Return Before Taxes: Class I	2.81	3.90	4.02[4]
Lehman 7 Year Municipal Bond Index[2]	3.98	4.89	5.26
Morningstar Municipal Single State Intermediate Category[3]	3.77	4.22	4.55[5]
Return Before Taxes: Class I	2.81	3.90	3.31[4]
Return After Taxes on Distributions: Class I	2.74	3.76	3.18[4]
Return After Taxes on Distributions and Sale of Fund Shares:	2.99	3.76	3.25[4]
Class I1
Lehman 7 Year Municipal Bond Index[2]	3.98	4.89	4.46
Morningstar Municipal Single State Intermediate Category[3]	3.77	4.22	3.90[5]

Effective August 27, 2007, the following paragraph is added under “Additional Information About Buying, Selling and Exchanging Shares”, which begins on page 20:

Redemptions in Kind
The Fund may, at its discretion, redeem it shares in kind (i.e., in securities rather than in cash).